Related Party Transactions	6 Months Ended	12 Months Ended
	Jan. 31, 2016	Jul. 31, 2015
Notes to Financial Statements
Note 3 - Related Party Transactions

During the year, the officer of the Company was repaid a net $12,860. Consequently, the amount due the officer is $11,730 as at January 31, 2016 (July 31, 2015- $24,590) to the Company without interest or repayment terms. The Company has incurred a $1,525 inferred benefit and this has been charged to interest expense. During the year, the Company remunerated the officer of the Company 400,000 shares of the Company's common stock. The price of the stock was $0.43 and a charge of $172,000 has been expensed as Shares for Service.

During the year, the officer of the Company has advanced $24,500 to the Company without interest or repayment terms. The Company has incurred a $516 inferred benefit and this has been charged to interest expense.